UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 23, 2017

Date of Report (Date of earliest event reported)

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3545 John Hopkins Court, Suite #250 San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 731-8389

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 7.01	Regulation FD Disclosure.

aTyr Pharma, Inc. (the “Company”) is participating at the American Thoracic Society’s (ATS) 113th International Conference to be held May 19 – 24, 2017 in Washington D.C. and will be presenting two poster presentations at such conference.  The posters are titled “Resokine Modulates Immune Cell Infiltration into the Lung and Provides Therapeutic Activity in a Bleomycin-Induced Lung Fibrosis Model,” to be presented on May 23, 2017, and “The Resokine Pathway is Implicated in the Pathology of Interstitial Lung Disease,” to be presented on May 24, 2017. These posters are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

In conjunction with the ATS poster presentations, the Company will host an educational webinar on Tuesday, May 23, 2017 at 8:30 a.m. ET featuring Steven D. Nathan, M.D., FCCP, Director of the Advanced Lung Disease Program and Medical Director of the Lung Transplant Program at Inova Fairfax Hospital, to provide disease education on interstitial lung diseases that are characterized by an immune or fibrotic component. The Company will also provide an overview of the iMod.Fc program (Stalaris) in development for the potential treatment of patients with severe, rare pulmonary diseases characterized by an immune or fibrotic component for whom there are limited treatment options. A copy of the presentation materials for such educational webinar is attached hereto as Exhibit 99.3.  The Company does not undertake to update the presentation materials.

The information under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Exhibits.

(d) Exhibits.

99.1	Poster presentation titled “Resokine Modulates Immune Cell Infiltration into the Lung and Provides Therapeutic Activity in a Bleomycin-Induced Lung Fibrosis Model.”
99.2	Poster presentation titled “The Resokine Pathway is Implicated in the Pathology of Interstitial Lung Disease.”
99.3	Educational Webinar Materials of aTyr Pharma, Inc. dated May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ John T. Blake
John T. Blake
Senior Vice President, Finance

Date: May 23, 2017

INDEX TO EXHIBITS

99.1	Poster presentation titled “Resokine Modulates Immune Cell Infiltration into the Lung and Provides Therapeutic Activity in a Bleomycin-Induced Lung Fibrosis Model.”
99.2	Poster presentation titled “The Resokine Pathway is Implicated in the Pathology of Interstitial Lung Disease.”
99.3	Educational Webinar Materials of aTyr Pharma, Inc. dated May 23, 2017.

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